UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2022

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

As previously announced in the Current Report on Form 8-K of Entravision Communications Corporation (the “Company”) filed on January 3, 2022, Walter F. Ulloa, the Company’s former Chairman and Chief Executive Officer, died on December 31, 2022.

As a result of Mr. Ulloa’s death, pursuant to the terms of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), all remaining outstanding shares of the Company’s Class B Common Stock, $0.0001 par value (“Class B Common Stock”), will be automatically converted into the Company’s Class A Common Stock, $0.0001 par value (“Class A Common Stock”), on a one-for-one basis (the “Automatic Conversion”). In addition, in connection with the Automatic Conversion, the amended and restated voting agreement, dated as of April 29, 2020, between Mr. Ulloa and Paul A. Zevnik, one of the Company’s directors and Interim Chairman, also terminated by its terms.

As of December 31, 2022, prior to the Automatic Conversion, Mr. Ulloa controlled 11,489,365 shares of Class B Common Stock and 1,503,208 shares of Class A Common Stock. The Class B Common Stock was entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share. Immediately prior to the Automatic Conversion, Mr. Ulloa’s holdings of Class B Common Stock and Class A Common Stock collectively constituted approximately 59.3% of the voting power of the outstanding Class B Common Stock and Class A Common Stock, and immediately following such Automatic Conversion, such shares of Class A Common Stock constituted approximately 20.8% of the voting power of the outstanding Class A Common Stock, in each case calculated in accordance with the beneficial ownership rules of the Securities and Exchange Commission.

Following the Automatic Conversion, no further Class B Common Stock remains outstanding, and to the knowledge of the Company, no stockholder or group of stockholders of the Company currently owns a majority of (i) the outstanding voting power of the Company’s outstanding Class A Common Stock or (ii) the outstanding Class A Common Stock and the Company’s Class U Common Stock combined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	January 6, 2023	By:	/s/ Christopher T. Young
Christopher T. Young, Interim Chief Executive Officer, and Chief Financial Officer and Treasurer